SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 13, 2002

LODGENET ENTERTAINMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(605) 988-1000

n/a
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

99.1	Certifications by (i) Scott C. Petersen, as Chief Executive Officer of LodgeNet Entertainment Corporation, and (ii) Gary H. Ritondaro, Chief Financial Officer of LodgeNet Entertainment Corporation, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

Item 9. Regulation FD Disclosure.

     On November 13, 2002, the Registrant sent certifications of its Chief Executive Officer and Chief Financial Officer to the Securities and Exchange Commission pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) (the “906 Certifications”). The 906 Certifications accompanied the Registrant’s Quarterly Report on Form 10-Q for the period ended September 30, 2002 and are attached hereto as Exhibit 99.1, and are incorporated herein by this reference. The 906 Certifications are made solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 and are not to be relied upon for any other purpose.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	November 13, 2002	LODGENET ENTERTAINMENT CORPORATION

By /s/ Gary H. Ritondaro Gary H. Ritondaro Its Chief Financial Officer

EXHIBIT INDEX

99.1	Certifications by (i) Scott C. Petersen, as Chief Executive Officer of LodgeNet Entertainment Corporation, and (ii) Gary H. Ritondaro, Chief Financial Officer of LodgeNet Entertainment Corporation, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

3